Stem Holdings Inc. Announces Closing of the First Tranche of Private Placement

for Aggregate Gross Proceeds of Approximately C$3 Million

BOCA RATON, December 27, 2018 – Stem Holdings Inc. (OTCQB: STMH CSE: STEM) (the “Company” or “Stem”) announces it has closed the first tranche of its brokered and non-brokered private placement of 3,121 special warrants of the Company (the “CD Special Warrants”), at a price of C$1,000 per CD Special Warrant for aggregate gross proceeds of C$3,121,000 (the “Offering”).

Each CD Special Warrant will be exchanged (with no further action on the part of the holder thereof and for no further consideration) for one convertible debenture unit of the Company (a “Convertible Debenture Unit”), on the earlier of: (i) the third business day after the date on which both (A) a receipt (the “Receipt”) for a (final) prospectus (the “Qualification Prospectus”) qualifying the distribution of the Convertible Debentures (as defined below) and Warrants (as defined below) issuable upon exercise of the CD Special Warrants has been issued by the applicable securities regulatory authorities in the Canadian jurisdictions in which purchasers of the CD Special Warrants are resident (the “Canadian Jurisdictions”), and (B) a registration statement (the “Registration Statement”) registering the resale of the common shares underlying the Convertible Debentures and Warrants has been declared effective by the Securities and Exchange Commission (the “Registration”); and (ii) the date that is six months following the closing of the Offering. The Company has also provided certain registration rights to purchasers of the CD Special Warrants.

Each Convertible Debenture Unit is comprised of C$1,000 principal amount 8.0% senior unsecured convertible debenture (each, a “Convertible Debenture”) of the Company and 167 common share purchase warrants of the Company (each, a “Warrant”). Each Warrant entitles the holder to purchase one common share of the Company (each, a “Warrant Share”) at an exercise price of C$3.90 per Warrant Share for a period of 24 months following the closing of the Offering.

The Company has agreed to use its best efforts to obtain the Receipt and Registration within six months following the closing of the Offering. In the event that the Receipt and Registration have not been obtained on or before 5:00 p.m. (PST) on the date that is 120 days following the closing of the Offering, each unexercised CD Special Warrant will thereafter entitle the holder thereof to receive, upon the exercise thereof and at no additional cost, 1.05 Convertible Debenture Units per CD Special Warrant (instead of 1.0 Convertible Debenture Unit per CD Special Warrant). Until the Receipt and Registration have been obtained, securities issued in connection with the Offering (including any underlying securities issued upon conversion or exercise thereof) will be subject to a 6-month hold period from the date of issue.

The brokered portion of the Offering was completed by a syndicate of agents (collectively, the “Agents”).

The Company paid the Agents a cash commission equal to 7.0% of the gross proceeds raised in the first tranche of the brokered portion of the Offering. As additional consideration, the Company issued the Agents such number of non-transferable broker convertible debenture special warrants (the “Broker CD Special Warrants”) as is equal to 7.0% of the number of CD Special Warrants sold under the first tranche of the brokered portion of the Offering. Each Broker CD Special Warrant shall be exchanged, on the same terms as the CD Special Warrants, into broker warrants of the Company (the “Broker Warrants”). Each Broker Warrant entitles the holder to acquire one Convertible Debenture Unit at an exercise price of C$1,000, until the date that is 24 months from the closing date of the Offering. The distribution of the Broker Warrants issuable upon the exchange of the Broker CD Special Warrants shall also be qualified under the Qualification Prospectus and the resale of the common shares underlying the Broker Warrants will be registered under the Registration Statement.

The Company also paid the lead agent a corporate finance fee equal to C$100,000, payable as to C$50,000 in cash and as to C$50,000 in common shares of the Company at a price of share of C$3.00.

The net proceeds of the Offering will be used to for expansion initiatives and general corporate purposes.

The securities being offered have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from the registration requirements. This news release will not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful.

About Stem Holdings Inc.

Stem has positioned itself as a leader in the U.S. cannabis industry by building and operating state-of-the-art cannabis licensed solutions that include: cultivation, processing and retail properties across multiple U.S. markets. As one of the most innovative cannabis companies, Stem operates, acquires and improves properties for cannabis industry operators and provides turn-key vertically integrated solutions including but not limited to edibles, marijuana and hemp cultivation, extraction, and processing. These cannabis entities have developed an extensive portfolio of award-winning consumer-facing brands such as TJ’s Gardens, Yerba Buena®, Cannavore®, incredibles®, Dose-ology and Green T-Farms. For more information, visit www.stemholdings.com.

The CSE does not accept responsibility for the adequacy or accuracy of this release.

Cautionary Note Regarding Forward-Looking Information

This press release contains statements which constitute “forward-looking information” within the meaning of applicable securities laws, including statements regarding the plans, intentions, beliefs and current expectations of the management of Stem with respect to future business activities. Forward-looking information is often identified by the words “may”, “would”, “could”, “should”, “will”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “expect” or similar expressions and include, without limitation, information regarding: (i) the terms of the Offering, (ii) the proposed use of proceeds of the Offering, and (iii) the filing of the Qualification Prospectus and the Registration Statement.

Investors are cautioned that forward-looking information is not based on historical facts but instead reflect the management of Stem’s expectations, estimates or projections concerning future results or events based on the opinions, assumptions and estimates of management considered reasonable at the date the statements are made. Although Stem believes that the expectations reflected in such forward-looking information are reasonable, such information involves risks and uncertainties, and undue reliance should not be placed on such information, as unknown or unpredictable factors could have material adverse effects on future results, performance or achievements of the Company. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking information are the following: changes in general economic, business and political conditions, including changes in the financial markets; adverse changes in the public perception of cannabis; decreases in the prevailing prices for cannabis and cannabis products in the markets that the Company operates in; adverse changes in applicable laws; or adverse changes in the application or enforcement of current laws, including those related to taxation; the inability to locate and acquire suitable companies, properties and assets necessary to execute on the Company’s business plans; and increasing costs of compliance with extensive government regulation. This forward-looking information may be affected by risks and uncertainties in the business of Stem and market conditions.

Should one or more of these risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Stem has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. Stem does not intend, and does not assume any obligation, to update this forward-looking information except as otherwise required by applicable law.

For further information, please contact:

Investor Relations Contact:

Amato and Partners, LLC

Investor Relations Counsel

212.460.0360

admin@amatopartners.com

Media Contact:

Mauria Betts

Director of Branding and Public Relations

971.266.1908

mauria@stemholdings.com